Catalyst Large Cap Value Fund (the “Fund”),

a series of the Mutual Fund Series Trust (the “Trust”)

Class A: LVXAX  Class C: LVXCX

March 28, 2013

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund dated  November 1, 2012, as revised November 8, 2012 and November 19, 2012, and Summary Prospectus dated November 1, 2012 and should be read in conjunction with such Prospectus and Summary Prospectus, and any Supplement to the Prospectus.

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At a meeting held on February 27, 2013,  the Board of Trustees of the Trust, based on the recommendation of Catalyst Capital Advisors LLC, the adviser to the Fund, approved the following changes to the Fund:

1)  a change in the name of the Fund to the Catalyst Insider Buying Fund;

2)  a change in the Fund’s principal investment strategies (including the removal of the Fund’s investment policy requiring the Fund to invest at least 80% of its net assets in large capitalization stocks).

Each of these changes to the Fund will become effective on or about May 27, 2013.

The Fund’s revised investment policies and strategies will be set forth in a new prospectus and summary prospectus dated on or about May 27, 2013

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2012, as revised November 8, 2012 and November 19, 2012, Summary Prospectus dated November 1, 2012 and the Supplement to Prospectus dated February 8, 2013 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.